LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Variable Annuity Account L

Group Variable Annuity

Supplement dated August 1, 2014 to the prospectus dated May 1, 2014

As of September 1, 2014, the Group Variable Annuity contract will no longer be available for purchase by new plan sponsors.

This supplement is for informational purposes and is not applicable to new participants who enroll in existing plans.

Please retain this Supplement for future reference.